Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Commitments and Contingencies

18.	Commitments and Contingencies

ICSID Arbitration

During the year ended December 31, 2024, the Company formally commenced international arbitration proceedings against the United Mexican States (“Mexico”) under the CPTPP, by filing a Request for Arbitration. Almaden is pursuing this arbitration together with Almadex, on behalf of themselves and their Mexican subsidiaries. Through a subsidiary, Almadex held a 2% net smelter return royalty on the Ixtaca project.

The international arbitration claim against Mexico will be prosecuted pursuant to the established and enforceable legal framework of the International Centre for Settlement of Investment Disputes (“ICSID”) as Mexico terminated the Company’s mineral concessions. The Company has appointed a quantum expert to prepare a professional damages assessment for review by the arbitration tribunal.

In September 2025, the tribunal established a procedural schedule for the arbitration. Mexico filed its counter-memorial in December 2025, and hearings are currently scheduled for December 2026.

As arbitration proceedings are ongoing, the Company cannot determine the likelihood of succeeding in collecting any amount, as such it has not accrued any amounts in the consolidated financial statements with respect to this claim.

Litigation management agreement

On June 26, 2024, the Company agreed with Almadex and its Mexican subsidiary to streamline the management of the arbitration proceedings by entering into a Litigation Management Agreement (“LMA”). Under the LMA, Almaden will bear the up-front costs of the arbitration and provide overall direction to the arbitration process for itself and its subsidiaries, as well as Almadex and its subsidiaries, with certain limitations. Almadex will remain a party to the arbitration and continue in its cooperation and support of the process.

Should the arbitration proceedings result in an award of damages, the pro rata portion of those damages, if any, which may be attributable to Almadex from the 2.0% NSR royalty it held on the Ixtaca project will be determined. Almadex’s award will consist of this pro rata portion, less its pro-rata share of the costs of pursuing the legal claims, including the financing costs (the “Almadex Award”). Almadex will compensate Almaden in the amount of 10% of the Almadex Award in exchange for managing the claim proceedings.

Litigation funding agreement

On June 26, 2024, the Company entered into a litigation funding agreement (the “LFA”) with a leading legal finance provider (the “Funder”). The LFA provides up to US$9.5 million in non-recourse funding for the Company to pursue its international arbitration proceedings (the “Claims”) against Mexico under the CPTPP. This funding is expected to cover all legal, tribunal and external expert costs of the legal claims, as well as some corporate operating expenses as may be required. The funding is repayable in the event that a damages award is recovered from Mexico, with such repayment being a contingent entitlement to those damages.

As at December 31, 2025, the Funder had disbursed a total of US$4,000,000 to the Claim. (December 31, 2024 - US$1,500,000). Should the Claim result in the receipt of a damages award, the Funder shall be entitled to the return of its funding capital outlay, plus a contingent entitlement to the damages award.